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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 8, 2000



                                 S1 CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                        000-24931                      58-2395199
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  (State or other jurisdiction             (Commission                   (IRS Employer
        of incorporation)                 File Number)                  Identification No.)



          3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)






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ITEM 5.    OTHER EVENTS.

           On September 8, 2000, S1 Corporation ("S1") held an analysts conference to discuss its business and operations. S1 customers and strategic partners participated in discussions about their views on various topics, including their relationship with S1 and their efforts to enable their customers on the Internet. The views expressed by such third parties were their own and may or may not have reflected the views of S1.

           The materials presented at the conference are attached as
Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.



(a)        Not applicable.


(b)        Not applicable.


(c)        Exhibits.

           99 Materials presented at the analysts conference on September 8, 2000.














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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          S1 CORPORATION
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                                          (Registrant)



                                          /s/ Robert F. Stockwell
                                          -----------------------
                                          Robert F. Stockwell
                                          Chief Financial Officer






Date: September 8, 2000




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                                  Exhibit Index

Exhibit Number   Description
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    99           Materials presented at the analysts conference on September
                 8, 2000.